                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Form 8-K/A of Telex Communications, Inc. of our report dated June 2, 1997, with respect to the March 31, 1997 consolidated financial statements and schedule of Telex Communications, Inc. included in its Form S-4 (No. 333-30679 Amendment 2) filed with the Securities and Exchange Commission.


                                                        /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
April 20, 1998